SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

[  X  ]     Preliminary  Information  Statement
[  __ ]     Confidential,  for Use of the Commission Only (as permitted by Rule
            14c-5(d)(2))
[  __ ]     Definitive  Information  Statement


                               YOUTICKET.COM, INC.

                  (Name of Registrant as Specified in Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  X  ]     No  fee  required
[  __ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

            1)  Title of each class of securities to which transaction  applies:

            2)  Aggregate number of securities  to  which  transaction  applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)  Proposed  maximum  aggregate  value  of  transaction:

            5)  Total  fee  paid:

[  __ ]     Fee  paid  previously  with  preliminary  materials.
[  __ ]     Check  box if any part of the fee is offset as provided by  Exchange
            Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount  Previously  Paid:

            2)  Form  Schedule  or  Registration  Statement  No.:

            3)  Filing  Party:

            4)  Date  Filed:

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of youticket.com, inc., a Nevada corporation (the "Company") in connection with the prior receipt by the Board of Directors of the Company and approval by written consent of the holders of a majority of the Company's Common Stock (the "Voting Capital Stock") of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Articles of Incorporation of the Company to change the name of the Company to Weight Loss Forever International, Inc. The Company anticipates that the Amendment will become effective on or about March 6, 2002.

VOTE  REQUIRED

     The vote that is required to approve the Proposal is the affirmative vote of shareholders representing a majority of the shares that are entitled to vote on such matters.

     The record date for purposes of determining the number of outstanding shares of common stock of the Company, and for determining stockholders entitled to vote, is the close of business on January 16, 2002 (the "Record Date"), the business day after the Board of Directors of the Company adopted the resolution approving and recommending the Proposal. As of the Record Date, the Company had 30,755,895 shares of common stock outstanding, and no shares of preferred stock outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Olde Monmouth Stock Transfer, 77 Memorial Parkway, Atlantic Highlands, New Jersey 07716, telephone number (732) 872-2727.

VOTE  OBTAINED  -  SECTION  78.320  NEVADA  REVISED  STATUTES

     Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Section 78.390 of the Nevada Revised Statutes, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.

     Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.


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                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On January 16, 2002, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 1 of the Company's Articles of Incorporation to change the name of the Company to Weight Loss Forever International, Inc.

     The Board of Directors believes that it is advisable and in the Company's best interests to change the name in order to more accurately reflect changes in the Company's business focus and changes in management.

     On January 16, 2002, a majority of the Company's shareholders approved the amendment by written consent.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of January 16, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each current and prospective Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.





                Name and Address of                           Amount and Nature of  Percent
Title of Class  Beneficial Owner                              Beneficial Ownership  of Class (1)
--------------  --------------------------------------------  --------------------  ------------

                Sobik's International Franchising, Inc.
Common . . . .  300 International Parkway, Suite 100
Stock. . . . .  Heathrow, FL  32745                                     26,004,716         84.6%

                Donald A. Mitchell (2) (3)
                c/o Int'l Investment Banking, Inc.
Common . . . .  2101 W. State Rd, # 221                                                  Less
Stock. . . . .  Longwood, FL  32779                                         66,667       than 1%

                Christopher Swartz (2) (4)
Common . . . .  c/o Sobik's International Franchising, Inc.
Stock. . . . .  300 International Parkway, Suite 100
                Heathrow, FL  32745                                            -0-            0%

                John Martin (2) (4)
                c/o Sobik's International Franchising, Inc.
Common . . . .  300 International Parkway, Suite 100
Stock. . . . .  Heathrow, FL  32745                                            -0-            0%

                All Officers and Directors as a Group                                    Less
                (3 Persons)                                                 66,667       than 1%


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(1)     Based  on  30,755,895  shares  of  common  stock  outstanding.

(2)     Indicates  an  Officer  or  Director  of  the  Company.

(3) Mr. Mitchell submitted his resignation as an officer and director of youticket.com,inc., effective December 4, 2001. His resignation as a director will be effective after the applicable filings with the SEC have been filed and any applicable waiting periods have passed for the new directors to take office.

(4) Mr. Martin will be Chairman of the Board and Mr. Swartz will be a director after the applicable filings with the SEC have been filed and any applicable waiting periods have passed for the new directors to take office.


     The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.


     To the Company's knowledge, as of the date of this Information Statement, Mr. Mitchell is current in all filings and the new officers and directors are in the process of completing initial questionnaires for the completion of the appropriate forms to be filed, and they are currently being prepared.

                                   SIGNATURES

                                              By order of the Board of Directors


                                              _______________________________
                                              John  Martin,  President

Heathrow,  Florida
February  __, 2002

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                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                               YOUTICKET.COM, INC.

     The undersigned being the President and Secretary of youticket.com, inc., a Nevada Corporation, hereby certify that by unanimous vote of the Board of Directors and a majority vote of the stockholders obtained on January 16, 2002, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

     The undersigned further certify that ARTICLE "ONE" of the Articles of Incorporation, originally filed on May 9, 1996, and as amended, are amended to read as follows:

ARTICLE  "ONE"  is  hereby  amended  to  read  as  follows:

     The  name  of  the  Corporation  is Weight Loss Forever International, Inc.

     The undersigned hereby certify that they have on this ___ day of March, 2002 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.




                                                 _______________________________
                                                 John  Martin,  President



                                                 _______________________________
                                                 Christopher  Swartz,  Secretary


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